SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                        [   ] Preliminary Proxy Statement
                        [   ] Confidential, for Use of the Commission Only
                              (as permitted by Rule 14a-6(e)(2)
                        [ X ] Definitive Proxy Statement
                        [   ] Definitive Additional Materials
                        [   ] Soliciting Material Pursuant to ss.240.14a-11(c)
                              or ss.240.14a-12

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.
               (Name of Registrant as Specified in its Charter)
            _______________________________________________________
         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

                  Payment of Filing Fee (Check the appropriate box):
                  [ X ]  No fee required.
                  [   ]  Fee  computed on table below per  Exchange  Act
                         Rules  14a-6(i) and 0-11.
                         1) Title of each class of securities to which
                            transaction applies:
                     -------------------------------------------------
                         2) Aggregate   number  of  securities  to  which
                            transaction applies:
                     -------------------------------------------------
                         3) Per unit price or other  underlying value of
                            transaction  computed  pursuant  to Exchange
                            Act Rule 0-11: *
                     -------------------------------------------------
                         4)   Proposed   maximum    aggregate   value   of
                              transaction:
                     ---------------------------------------------------
                         5) Total fee paid:
                     ---------------------------------------------------
         * Set forth the amount on which the filing fee is calculated and state how it was determined.

                    [ ] Fee paid previously with preliminary materials.

                    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    1) Amount Previously Paid:_________________________________
                    2) Form, Schedule or Registration Statement No.: __________
                    3) Filing Party: __________________________________________
                    4) Date Filed: ____________________________

                         STRONG ADVISOR U.S. VALUE FUND
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051




September 15, 2003

Dear Shareholder:

A Special Meeting of Shareholders of the Strong Advisor U.S. Value Fund ("Fund") will be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on October 31, 2003, at 9:00 a.m., Central Time ("Special Meeting"). The enclosed Notice of Special Meeting and Proxy Statement describe an important proposal relating to the approval of an investment subadvisory agreement. Please review and consider the proposal carefully.

The Fund's Board of Directors ("Board") has reviewed and unanimously approved the proposal and believes it to be in the best interests of the Fund's shareholders. Accordingly, the Board unanimously recommends that you vote in favor of the proposal. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY TOLL-FREE TELEPHONE OR THROUGH THE INTERNET ACCORDING TO THE ENCLOSED VOTING INSTRUCTIONS OR SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

Please call us at 1-800-368-7710 if you have any questions. Your vote is important to us, no matter how many shares you own.

Thank you for your support.

Sincerely,


Richard S. Strong
Chairman

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. ON WHAT AM I BEING ASKED TO VOTE AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON OCTOBER 31, 2003?
A. You are being asked to approve an investment subadvisory agreement between Strong Capital Management, Inc., the Fund's advisor ("Advisor"), and Matrix Asset Advisors, Inc. ("Subadvisor").

Q.       HAS THE BOARD OF DIRECTORS APPROVED THIS PROPOSAL?
A. The Fund's Board of Directors has unanimously approved the proposal and recommends that you vote in favor of it.

Q.       HOW WILL THE MANAGEMENT OF THE FUND BE AFFECTED?
A.       David  A.  Katz,   President  and  Chief  Investment   Officer  of  the
         Subadvisor, will become the manager of the Fund. More information about the Subadvisor and Mr. Katz is included in the Proxy Statement.

Q.       HOW WILL FUND EXPENSES BE AFFECTED?
A. Under the investment subadvisory agreement, the Advisor, not the Fund, will pay a management fee to the Subadvisor. Therefore, the Fund's expenses will not be affected.

Q.       WHAT  WILL  HAPPEN  IF  THE  INVESTMENT  SUBADVISORY  AGREEMENT  IS NOT
         APPROVED?
A.       The Advisor will continue to manage the Fund.

Q.       I DON'T OWN VERY MANY SHARES. WHY SHOULD I BOTHER TO VOTE?
A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Fund may not receive sufficient votes to hold its meeting. If this happens, we may need to solicit votes again.

Q.       WHO IS ENTITLED TO VOTE?
A. Any person who owned shares of the Fund on the "record date," which was the close of business on
         August 29, 2003, even if you later sold your shares, is entitled to vote. You may cast one vote for each whole share and a fractional vote for each fractional share of the Fund you owned on the record date.

Q.       HOW CAN I VOTE?
A.       You can vote your shares in any one of four ways:
         o    Through the Internet.
         o    By toll-free telephone.
         o    By mail, using the enclosed proxy card.
         o    In person at the meeting.

         We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.       I PLAN TO VOTE THROUGH THE INTERNET.  HOW DOES INTERNET VOTING WORK?
A.       To  vote  through  the  Internet, please  read  the  enclosed Voting
         Instructions.

Q.       I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?
A.       To vote by telephone, please read the enclosed Voting Instructions.

Q.       I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?
A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.       WHO SHOULD I CALL IF I HAVE ANY QUESTIONS ABOUT VOTING?
A.       You can call us at 1-800-368-7710.

                         STRONG ADVISOR U.S. VALUE FUND
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                           ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2003

         A Special Meeting of Shareholders of the Strong Advisor U. S. Value Fund will be held at the offices of Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, on October 31, 2003, at 9:00 a.m., Central Time ("Special Meeting"). At the Special Meeting, shareholders will be asked to consider and act upon the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL 1: To approve an investment  subadvisory  agreement  between Strong
            Capital  Management,  Inc. and Matrix Asset Advisors, Inc.

         Only shareholders of the Fund at the close of business on August 29, 2003, are entitled to notice of, and to vote at, the Special Meeting or at any adjournment of the Special Meeting.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
                OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.


         AS A SHAREHOLDER, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. EVEN IF YOU ABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE WAYS: BY (1) CALLING OUR TOLL-FREE TELEPHONE NUMBER, (2) VISITING OUR WEB SITE, OR (3) COMPLETING, DATING, SIGNING, AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEB SITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS.


                                By Order of the Board of Directors,


                                Richard W. Smirl
                                Vice President and Secretary


Menomonee Falls, Wisconsin
September 15, 2003

                         STRONG ADVISOR U. S. VALUE FUND
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                OCTOBER 31, 2003

It is expected that the Notice of Special Meeting, Proxy Statement, and Proxy Card will be mailed to shareholders on or about September 15, 2003.

THIS PROXY STATEMENT IS FURNISHED BY THE BOARD OF DIRECTORS ("BOARD") OF STRONG CONSERVATIVE EQUITY FUNDS, INC. ("CORPORATION") IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE ADVISOR U.S. VALUE FUND ("FUND") TO BE HELD ON OCTOBER 31, 2003, AT 9:00 A.M., CENTRAL TIME, OR AT ANY ADJOURNMENT ("SPECIAL MEETING"), AT THE OFFICES OF STRONG CAPITAL MANAGEMENT, INC., ("ADVISOR") 100 HERITAGE RESERVE, MENOMONEE FALLS, WISCONSIN 53051.

Shareholders of the Fund at the close of business on August 29, 2003, are entitled to notice of, and to vote at, the Special Meeting or at any adjournment of the Special Meeting.

The Fund is a series of the Corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act") and its shares are registered under the Securities Act of 1933.

UPON REQUEST, THE FUND WILL FURNISH TO ITS SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT. THE ANNUAL REPORT AND SEMIANNUAL REPORT OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND AT P.O. BOX 2936, MILWAUKEE, WISCONSIN 53201-2936 OR BY CALLING 1-800-368-3863.

                                     SUMMARY

Currently, the Advisor acts as advisor to the Fund pursuant to an investment advisory agreement between the Fund and the Advisor. The investment advisory agreement authorizes the Advisor to delegate some or all of its services under a written agreement to a subadvisor, subject to any necessary approvals. On August 1, 2003, the Board approved submitting Proposal I to shareholders, under which the Advisor would delegate certain advisory services it currently provides to the Fund to Matrix Asset Advisors, Inc. ("Subadvisor") pursuant to an investment subadvisory agreement. Additional information about this transaction and the Subadvisor is presented below.

           PROPOSAL 1: TO APPROVE AN INVESTMENT SUBADVISORY AGREEMENT BETWEEN STRONG CAPITAL MANAGEMENT, INC. AND MATRIX ASSET ADVISORS, INC.

THE ADVISOR

The Advisor began conducting business in 1974 and had over $42 billion under management as of July 31, 2003. Its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. The Advisor's address is P.O. Box 2936, Milwaukee, WI 53201. The following are the Fund's directors and officers.

-------------------------- ---------------- -------------------------------------------------------------------------

                            POSITION WITH
    NAME AND ADDRESS,        THE ADVISOR                              PRINCIPAL OCCUPATION
-------------------------- ---------------- -------------------------------------------------------------------------
Richard S. Strong          Director         Director,  Chairman of the Board, Chief Investment Officer, and Security
P.O. Box 2936              Chairman of      Analyst and Portfolio  Manager of the Advisor;  Chairman of the Board of
Milwaukee, WI 53201        the Board        Strong  Financial  Corporation;  Director  and  Chairman of the Board of
                                            Strong  Service  Corporation;  Director  and  Chairman  of the  Board of
                                            Strong Investor Services, Inc.
-------------------------- ---------------- -------------------------------------------------------------------------
Willie D. Davis            Director         President and Chief Executive Officer of All Pro Broadcasting, Inc.
161 North La Brea
Inglewood, CA  90301
-------------------------- ---------------- -------------------------------------------------------------------------
Stanley Kritzik            Director         Partner of Metropolitan Associates.
1123 North Astor Street    Chairman of
Milwaukee, WI  53202       the Audit
                           Committee
-------------------------- ---------------- -------------------------------------------------------------------------
William F. Vogt            Director         Senior Vice President of IDX Systems Corporation.
P.O. Box 7657              Chairman of
Avon, CO  81620            the
                           Independent
                           Directors
                           Committee
-------------------------- ---------------- -------------------------------------------------------------------------
Neal Malicky               Director         President Emeritus of Baldwin-Wallace College.
4608 Turnberry Drive
Lawrence, KS  66047
-------------------------- ---------------- -------------------------------------------------------------------------
Gordon B. Greer            Director
P.O. Box 2936
Milwaukee, WI  53201
-------------------------- ---------------- -------------------------------------------------------------------------
Ane K. Ohm                 Anti-Money       Director of Mutual Fund Administration of Strong Investor Services, Inc.
P.O. Box 2936              Laundering
Milwaukee, WI  53201       Compliance
                           Officer
-------------------------- ---------------- -------------------------------------------------------------------------
Christopher O. Petersen    Vice President   Managing Counsel of Strong Financial Corporation.
P.O. Box 2936              and Assistant
Milwaukee, WI  53201       Secretary
-------------------------- ---------------- -------------------------------------------------------------------------
Richard W. Smirl           Vice President   Senior Counsel of Strong Financial Corporation.
P.O. Box 2936              Secretary
Milwaukee, WI  53201
-------------------------- ---------------- -------------------------------------------------------------------------
Gilbert L. Southwell III   Assistant        Associate  Counsel  of  Strong  Financial  Corporation;   and  Assistant
P.O. Box 2936              Secretary        Secretary.
Milwaukee, WI  53201

-------------------------- ---------------- -------------------------------------------------------------------------
John W. Widmer             Treasurer        Treasurer of the Advisor;  Assistant  Secretary and Assistant  Treasurer
P.O. Box 2936                               of  Strong   Financial   Corporation;   Treasurer   of  Strong   Service
Milwaukee, WI  53201                        Corporation;  and Treasurer and Assistant  Secretary of Strong  Investor
                                            Services, Inc.
-------------------------- ---------------- -------------------------------------------------------------------------
Thomas M. Zoeller          Vice President   Executive Vice  President,  Chief Financial  Officer,  and Member of the
P.O. Box 2936                               Office of the Chief  Executive of Strong  Financial  Corporation;  Chief
Milwaukee, WI  53201                        Financial Officer and Treasurer of Strong Investments,  Inc.;  Executive
                                            Vice  President  and  Secretary  of  Strong  Investor  Services,   Inc.;
                                            Executive Vice  President,  Chief  Financial  Officer,  and Secretary of
                                            Strong Service Corporation.
-------------------------- ---------------- -------------------------------------------------------------------------

The advisory agreement was last submitted to shareholders for a vote on July 20, 2001. The result of the proposal was that that the Fund's administration fee increased and a contractual 2% expense cap was removed. Under the terms of the advisory agreement, the Advisor manages the Fund's investments subject to the supervision of the Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The advisory agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. The Advisor is paid an annual fee of 0.55% on the average daily net assets of the Fund.

The Board last reviewed the Fund's advisory agreement on May 2, 2003. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to each Fund, (i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisors; (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the advisory agreement; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee) in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the advisory agreement were fair and reasonable and in the best interest of shareholders.

The Fund paid the following fees to the Advisor or an affiliate in the Fund's last fiscal year:

--------------------------------- -------------------------------------------- --------------------------------------
COMPANY                           PURPOSE                                      AMOUNT
--------------------------------- -------------------------------------------- --------------------------------------
Advisor                           Advisory services                            $1,114,762
--------------------------------- -------------------------------------------- --------------------------------------
Strong Investor Services, Inc.    Transfer agent services                      $1,525,657
--------------------------------- -------------------------------------------- --------------------------------------
Strong Investor Services, Inc.    Administrative services                      $  599,373
--------------------------------- -------------------------------------------- --------------------------------------
Strong Investments, Inc.          Distribution services (12b-1 fees)           $   30,060
--------------------------------- -------------------------------------------- --------------------------------------

THE SUBADVISOR

The Subadvisor began conducting business in 1986 and had over $923 million under management as of September 2, 2003. Its principal business has been providing investment advisory services to individuals, endowments, and pension accounts. 747 Third Avenue, New York, NY 10017 is the address of the Subadvisor and each person named in the following table.

--------------------------- ------------------------------- --------------------------------------------------------
NAME                        POSITION WITH THE SUBADVISOR    PRINCIPAL OCCUPATION
--------------------------- ------------------------------- --------------------------------------------------------
David A. Katz               Director and Principal          President and Chief Investment Officer of Matrix Asset
                            Executive Officer               Advisors, Inc.
--------------------------- ------------------------------- --------------------------------------------------------
Douglas S. Altabef          Director and Senior Executive   Senior Managing Director of Matrix Asset Advisors, Inc.
                            Officer
--------------------------- ------------------------------- --------------------------------------------------------
John Gates                  Director and Principal          President Emeritus of Matrix Asset Advisors, Inc.
--------------------------- ------------------------------- --------------------------------------------------------

Mr. Katz and Mr. Altabef own of record or beneficially ten percent or more of the outstanding voting securities of the Subadvisor.

Mr. Katz would manage the Fund. He co-founded Value Matrix Management in 1986, which was merged into the Subadvisor in 1990, and has managed the Matrix Advisors Value Fund ("Matrix Fund") since July 1996. Mr. Katz has earned the right to use the Chartered Financial Analyst designation. Mr. Katz is the President and Chief Investment Officer of the Subadvisor. Prior to co-founding the Subadvisor, he was employed by Management Asset Corporation as an Analyst from 1984 to 1985. Mr. Katz received his bachelor of arts degree in economics from Union College in 1983 and his master's of business administration degree in finance from New York University Graduate School of Business in 1987.

MANAGEMENT OF A SIMILAR FUND

Currently, the Subadvisor is also the investment advisor to and Mr. Katz also currently manages another fund, the Matrix Fund, which has an investment objective similar to that of the Fund. The following describes the assets, management fee, and any contractual waivers or absorptions of the management fee of the Matrix Fund.

                             As of September 2, 2003
------------------ ------------------------ --------------------------------------------------------------------------
ASSETS             MANAGEMENT FEE           CONTRACTUAL MANAGEMENT FEE WAIVERS OR ABSORPTIONS
------------------ ------------------------ --------------------------------------------------------------------------
$150,817,838       1.00%                    The  Subadvisor  has  contractually  agreed to reduce the fees and/or net expenses of the Matrix Fund for an  indefinite  period to ensure that the
                                            Total Fund Operating Expenses will not exceed 1.10%.
------------------ ------------------------ --------------------------------------------------------------------------

However, the management fee and the contractual waivers or absorptions of the management fee for the Matrix Fund may change under a proposal to be considered at an upcoming meeting of the shareholders of the Matrix Fund. On August 1, 2003, the Matrix Fund's Board of Directors approved submitting to the shareholders of the Matrix Fund a proposal to reorganize the Matrix Fund into the Strong Matrix Value Fund, a newly created series of Strong Equity Funds II, Inc. If the proposal is approved by shareholders at the special meeting of shareholders of the Matrix Fund on October 14, 2003, the Strong Matrix Value Fund will become the successor to the Matrix Fund. The Advisor would be the Strong Matrix Value Fund's advisor, and the Subadvisor would be the Strong Matrix Value Fund's subadvisor. The following would be the management fee and contractual waivers or absorptions of the management fee for the Strong Matrix Value Fund effective on or about October 24, 2003.

------------------------------------------------------------------------- -------------------------------------------
ADVISOR'S MANAGEMENT FEE                                                  CONTRACTUAL MANAGEMENT FEE WAIVERS
                                                                          OR ABSORPTIONS
------------------------------------------------------------------------- -------------------------------------------
Assets Under $4 billion                 0.75%                             The Advisor and/or an affiliate has
                                                                          contractually agreed to waive fees and/or
                                                                          absorb expenses for the Investor Class
                                                                          until January 1, 2005, to keep Total
                                                                          Annual Operating Expenses at no more than
                                                                          1.33%, and for the Institutional Class
                                                                          until May 1, 2006 to keep Total Annual
                                                                          Operating Expense at no more than 0.99%.
--------------------------------------- --------------------------------- -------------------------------------------
Next $2 billion in assets               0.725%
--------------------------------------- --------------------------------- -------------------------------------------
Assets of $6 billion and above          0.70%
--------------------------------------- --------------------------------- -------------------------------------------


------------------------------------------------------------------------- -------------------------------------------
SUBADVISOR'S MANAGEMENT FEE                                               CONTRACTUAL MANAGEMENT FEE WAIVERS
                                                                          OR ABSORPTIONS
--------------- --------------------------------------------------------- -------------------------------------------
Aseets           40% of Advisor's net management fee ("Advisor's fee")     Section 6(a) of the investment subadvisory
$200 million     if the Fund performs equal to or outperforms the Russell  agreement says, "In the event of a full waiver
or less          1000 Value Index ("Benchmark"); 20% of Advisor's fee if   [of the Advisor's management fee], the Subadvisory
                 the Fund underperforms the Benchmark.                     Fee shall be zero.  In the event of a partial
                                                                           waiver, the Subadvisory Fee shall be reduced
                                                                           pro rata."

Assets greater   10% of the Advisor's dee if the Fund performs 2.00%
than $200        or more below the Benchmark; 12% of Advisor's fee if
million          the Fund performs less than 2.00% below the Benchmark
                 but not equal to the Benchmark; 16% of Advisor's fee
                 if the Fund performs equal to but less than 5.00%
                 above the Benchmark; and 20% of the Advisor's fee
                 if the Fund performs 5.00% or more above the
                 Benchmark.
--------------- --------------------------------------------------------- -------------------------------------------


BOARD REVIEW OF THE INVESTMENT SUBADVISORY AGREEMENT

At a meeting on August 1, 2003, the Board, including each director who is not an "interested person" as defined in the 1940 Act ("Independent Directors"), considered (i) the terms of the Subadvisory Agreement, including the nature and scope of services to be provided to the Fund by the Subadvisor, and the structure and rates of the investment advisory fees to be charged for those services; (ii) the historical investment performance of the Matrix Fund, a fund with an investment objective similar to the Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Subadvisor, but having a similar investment focus and asset composition; (iii) the ability of the Subadvisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Subadvisor and its personnel, the Subadvisor's financial condition and the terms of the Subadvisory Agreement; (iv) the profitability of the Subadvisor; (v) other benefits that may be received by the Subadvisor or its affiliates as a result of serving as Subadvisor to the Fund. The Board received all information it deemed necessary to evaluate of the terms and conditions of the investment subadvisory agreement. Based upon the Board's review and evaluations of these materials and its consideration of all factors deemed relevant, the Board determined that the investment subadvisory agreement is reasonable, fair, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including all of the Independent Directors, approved the investment subadvisory agreement and its submission to the Fund's shareholders for approval.

In the event the investment subadvisory agreement is not approved, the Advisor will continue to manage the Fund. The investment subadvisory agreement is required to be approved annually by the Board or by a vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

TERMS OF THE INVESTMENT SUBADVISORY AGREEMENT

Under the terms of the investment subadvisory agreement (see Exhibit A), the Subadvisor would furnish investment advisory and portfolio management services to the Fund, subject to supervision by the Advisor and the Board. The Subadvisor would be responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments, subject to the investment policies and restrictions of the Fund, and the negotiation of brokerage commissions, if any, except that the Advisor would be responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business. A management fee would be paid by the Advisor to the Subadvisor as set forth in Exhibit A. The investment subadvisory agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Subadvisor. The investment subadvisory agreement may also be terminated by the Advisor for breach upon 20 days' written notice and immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations. The investment subadvisory agreement may be terminated by the Subadvisor upon 180 days' written notice for any reason. The investment subadvisory agreement will terminate automatically in the event of assignment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE INVESTMENT SUBADVISORY AGREEMENT.

REQUIRED VOTE

Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the
outstanding  voting   securities,"  as  defined  in  the  1940  Act,  means  the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may vote by calling our toll-free telephone number or by visiting our web site in accordance with the enclosed Voting Instructions, or by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the Proposal and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Special Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and at any adjournments of the Special Meeting. Attendance by a shareholder at the Special Meeting does not in itself revoke a proxy.

RECORD DATE AND SHARES OUTSTANDING

The close of business on August 29, 2003, has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment of the Special Meeting. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On August 29, 2003, the Fund had 14,788,897 shares outstanding, which included 252,296 Class A; 248,230 Class B; 137,358 Class C; 1,009,532 Class K; and 13,141,579 Class Z
shares.

QUORUM REQUIRED TO HOLD SPECIAL MEETING

A quorum for the Special Meeting occurs if a majority of the outstanding shares of common stock of the Fund entitled to vote at the Special Meeting is present in person or by proxy. Abstentions will be treated as present for determining the quorum. Broker non-votes are not expected to be generated by this proposal and, therefore, will have no affect on quorum or the voting requirement. Abstentions will not, however, be counted as voting on any matter at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

METHOD AND COST OF PROXY SOLICITATIONS

The solicitation of proxies will be largely by mail, but may include telephone, facsimile, e-mail, Internet, or oral communication by certain officers and employees of the Advisor or an affiliate, who will not be paid for these services. The Advisor will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR, ADMINISTRATOR, AND PRINCIPAL UNDERWRITER

The Advisor acts as the Fund's investment advisor. Strong Investor Services, Inc., serves as the Fund's transfer agent and administrator. Strong Investments, Inc. serves as the Fund's principal underwriter. Each of these corporations are wholly owned subsidiaries of Strong Financial Corporation and are principally located at 100 Heritage Reserve, Menomonee Falls, WI 53051. Richard S. Strong, Chairman of the Board, controls the Advisor, Strong Investor Services, Inc., and Strong Investments, Inc. because of his stock ownership of Strong Financial Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise noted below, as of the Record Date, the officers and Directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.

        FUND                         CLASS                      SHARES                     PERCENT
        None

Unless otherwise noted below, as of the Record Date, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.


NAME AND ADDRESS OF OWNER          CLASS          NUMBER OF SHARES(1)               PERCENTAGE OWNERSHIP
---------------------------------- -------------- --------------------------------- ----------------------
Charles Schwab & Co.               Class A        125,394                           49.72%
101 Montgomery Street
San Francisco, CA  94104

U.S. Clearing Corp.                Class A        14,206                            5.63%
26 Broadway
New York, NY  10004

Merrill Lynch Pierce Fenner &      Class B        21,274                            8.57%
Smith, Inc.
4800 Deer Lake Drive
Jacksonville, FL  32246

Merrill Lynch Pierce Fenner &      Class C        21,379                            15.56%
Smith, Inc.
4800 Deer Lake Drive
Jacksonville, FL  32246

Strong Moderate Portfolio          Class K        432,947                           42.89%
A Series of Strong Life Stage
Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI  53051

Strong Aggressive Portfolio        Class K        314,896                           31.19%
A Series of Strong Life Stage
Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI  53051

Emre & Co.                         Class K        149,130                           14.77%
P.O. Box 1408
Milwaukee, WI  53201

Strong Conservative Portfolio      Class K        112,557                           11.15%
A Series of Strong Life Stage
Series, Inc.
100 Heritage Reserve
Menomonee Falls, WI  53051

90% Equity Portfolio               Class Z        2,207,608                         16.80%
Tomorrow's Scholar College
Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

Aggressive Portfolio               Class Z        1,924,788                         14.65%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

75% Equity Portfolio               Class Z        1,171,613                         8.92%
Tomorrow's Scholar College
Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051

Moderate Portfolio                 Class Z        1,068,966                         8.13%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Balanced Portfolio                 Class Z        978,613                           7.45%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051

Emre & Co.                         Class Z        776,806                           5.91%
P.O. Box 1408
Milwaukee, WI  53201

50% Equity Portfolio               Class Z        718,812                           5.47%
Tomorrow's Scholar College
Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051
 (1) FULL SHARES OF THE FUND.

Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                                  OTHER MATTERS

The Board knows of no other matters that may come before the Special Meeting, other than the Proposal as set forth above. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy Card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                              SHAREHOLDER PROPOSALS

The Fund is generally not required to hold annual meetings of shareholders and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any future meeting of shareholders of the Fund should send the proposal to the Secretary of the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be met before inclusion of the proposal is required.

                                By Order of the Board of Directors,

                                Richard W. Smirl
                                Vice President and Secretary

                                Menomonee Falls, Wisconsin
                                September 15, 2003

                                    EXHIBIT A
                    FORM OF INVESTMENT SUBADVISORY AGREEMENT

         THIS AGREEMENT is made and entered into as of ______________, 2003 between STRONG CAPITAL MANAGEMENT, INC. ("Advisor"), a Wisconsin corporation registered under the Investment Advisers Act of 1940, as amended ("Advisers
Act"), and Matrix Asset Advisors, Inc. ("Subadvisor"), a Delaware corporation registered under the Advisers Act.

                                   WITNESSETH:

          WHEREAS, Strong Advisor U. S. Value Fund ("Fund"), a series of Strong Conservative Equity Funds, Inc., a Wisconsin corporation, is registered with the U.S. Securities and Exchange Commission ("SEC") as a series fund of an open-end management investment company under the Investment Company Act of 1940, as amended ("Investment Company Act");

         WHEREAS, the Advisory Agreement between the Fund and the Advisor permits the Advisor to delegate certain of its duties under the Advisory Agreement to other investment advisors, subject to the requirements of the Investment Company Act; and

         WHEREAS, the Advisor desires to retain the Subadvisor as subadvisor for the Fund to act as investment advisor for and to manage the Fund's Investments (as defined below) and the Subadvisor desires to render such services.

         NOW, THEREFORE, the Advisor and Subadvisor do mutually agree and promise as follows:

         1. APPOINTMENT AS SUBADVISOR. The Advisor hereby retains the Subadvisor to act as investment advisor for and to manage certain assets of the Fund subject to the supervision of the Advisor and the Board of Directors of the Fund and subject to the terms of this Agreement; and the Subadvisor hereby accepts such employment. In such capacity, the Subadvisor shall be responsible for the Fund's investments.

         2. DUTIES OF SUBADVISOR.

                  (a) INVESTMENTS. The Subadvisor is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's registration statement currently in effect and as supplemented or amended from time to time and subject to the directions of the Advisor and the Fund's Board of Directors, to purchase, hold and sell investments for the account of the Fund ("Investments") and to monitor on a continuous basis the performance of such Investments.

                  (b) ALLOCATION OF BROKERAGE. The Subadvisor is authorized, subject to the supervision of the Advisor and the Board of Directors of the Fund, to place orders for the purchase and sale of the Fund's Investments with or through such persons, brokers or dealers, and to negotiate commissions to be paid on such transactions in accordance with the Fund's policy with respect to brokerage as set forth in the Fund's registration statement, policies, and procedures. The Subadvisor may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadvisor in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadvisor determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadvisor's overall responsibilities with respect to the Fund and the accounts as to which the Subadvisor exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and
         (iii) in the opinion of the Subadvisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Subadvisor in connection with the
         Subadvisor's services to other clients. On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadvisor, the Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner the Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  (c) SECURITIES TRANSACTIONS. The Subadvisor and any affiliated person of the Subadvisor will not purchase securities or other instruments from or sell securities or other instruments to the Fund; PROVIDED, HOWEVER, the Subadvisor may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Advisers Act and the related rules and regulations.

                  The Subadvisor agrees to observe and comply with Rule 17j-1 under the Investment Company Act and the Fund's Code of Ethics, as the same may be amended from time to time, and to adopt or have adopted a Code of Ethics approved by the Fund's Board. The Subadvisor will make available to the Advisor or the Fund at any time upon request, including facsimile without delay, during any business day any reports required to be made by the Subadvisor pursuant to Rule 17j-1 under the Investment Company Act.

                  (d) BOOKS AND RECORDS. The Subadvisor will maintain all books and records required to be maintained pursuant to the Investment
         Company Act and the related rules and regulations with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Subsections (b)(1), (5),
         (6), (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Advisor all information relating to the Subadvisor's services hereunder needed by the Advisor to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Subadvisor will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Subadvisor further agrees that all books and records maintained hereunder shall be made available to the Fund or the Advisor at any time upon request, including facsimile without delay, during any business day.

                  (e) INFORMATION CONCERNING INVESTMENTS AND SUBADVISOR. From time to time as the Advisor or the Fund may request, the Subadvisor will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Advisor or the Fund may request. The Subadvisor will also provide the Fund and the Advisor on a regular basis with economic and investment analyses and reports or other investment services normally available to institutional or other clients of the Subadvisor.

                  The Subadvisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the Investments of the Fund (through quarterly in-person presentations). The Subadvisor further agrees to inform the Fund and the Advisor on a current basis of changes in investment strategy, tactics or key personnel.

                  The Subadvisor will also provide such information or perform such additional acts as are customarily performed by a subadvisor and may be required for the Fund or the Advisor to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended ("Code"), the Investment Company Act, the Advisers Act, the Securities Act of 1933, as amended ("Securities Act") and any state securities laws, and any related rule or regulation.

                  (f) CUSTODY ARRANGEMENTS. The Subadvisor acknowledges receipt of the Custodian and Remote Access Agreement for the Fund and agrees to comply at all times with all requirements relating to such arrangements to the extent applicable to the performance of the Subadvisor's obligations under this Agreement. The Subadvisor shall provide the Advisor, and the Advisor shall provide the Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

                  (g) ADVISOR REPRESENTATIVES. For the purposes of managing the Fund's cash and short-term investments, the Subadvisor shall include at least two representatives of the Advisor, as specified by the Advisor, in the list of individuals authorized to give directions (without restrictions of any kind) to brokers and dealers utilized by the Subadvisor to execute portfolio transactions for the Fund and custodians or depositories that hold securities or other assets of the Fund at any time. Subadvisor shall have no liability or responsibility for the actions of such representatives of the Advisor. For so long as this Agreement is in effect, the Advisor will not issue any
         instructions   under  this  provision   without  prior  notice  to  the
         Subadvisor.

                  (h) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. The Subadvisor agrees that in all matters relating to its performance under this Agreement, the Subadvisor and its directors, officers, partners, employees and interested persons will act in accordance with all applicable laws, including, without limitation, the Investment Company Act, the Advisers Act, the Code, the Commodity Exchange Act, as amended ("CEA") and state securities laws, and any related rules and regulations. The Subadvisor further agrees to act in accordance with the Fund's Articles of Incorporation, By-Laws, currently effective registration statement under the Investment Company Act, including any amendments or supplements thereto, and Notice of Eligibility under Rule
         4.5 of the CEA, if applicable, (collectively, "Governing Instruments and Regulatory Filings"), the Fund's written policies and procedures, and any instructions or directions of the Fund, its Board of Directors or the Advisor.

                  The Subadvisor acknowledges receipt of the Fund's Governing Instruments and Regulatory Filings. The Advisor hereby agrees to provide to the Subadvisor any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available and, upon receipt by the Subadvisor, the Subadvisor will act in accordance with such amended, supplemented or otherwise changed Governing Instruments and Regulatory Filings.

                  (i) FUND'S NAME; ADVISOR'S NAME. The Subadvisor agrees that it shall have no rights of any kind relating to the Fund's name, "Strong Advisor U. S. Value Fund" or in the name "Strong" as it is used in connection with investment products, services or otherwise, and that it shall make no use of such names without the express written consent of the Fund or the Advisor, as the case may be.

                  (j) VOTING OF PROXIES. Unless the Subadvisor directs otherwise, the Subadvisor directs the Advisor to vote, in accordance with the Advisor's Proxy Voting Policies and Procedures in effect from time to time, such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Fund.

         3.       SERVICES EXCLUSIVE.

                  (a) EXCLUSIVE INVESTMENT ADVICE. Except as provided in Subsection (b) of this Section 3 or as otherwise agreed to in writing by the Advisor, during the term of this Agreement, as provided in
         Section 13 of this Agreement, and for a period of two (2) years after the date the Subadvisor gives notice to the Advisor of its intention to terminate this Agreement, or if termination is under Section 13(b)(i) of the Agreement, the period of time until the Agreement terminates, the Subadvisor (which for purposes of this Section 3 shall also include any successors to the Subadvisor), and any person or entity controlled by, or under common control with, the Subadvisor, shall not act as investment advisor or subadvisor, or otherwise render investment advice to, or sponsor, promote or distribute, any investment company or comparable entity registered under the Investment Company Act or other investment fund consisting of more than 100 investors that is offered publicly but is not subject to the registration requirements of the Investment Company Act that is substantially similar to the Fund.

                  (b)  EXCEPTIONS.  The  Subadvisor  may,  except as provided in
         Subsection (a) of this Section 3, act as investment advisor for non-investment company clients; PROVIDED, HOWEVER, that such services for others shall not in any way hinder, impair, preclude or prevent the Subadvisor from performing its duties and obligations under this Agreement and that whenever the Fund and one or more other accounts advised by the Subadvisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures that are equitable for each account.
         Similarly, opportunities to sell securities will be allocated in an equitable manner.

         4. NON-COMPETITION. The Subadvisor and any person or entity controlled by the Subadvisor will not in any manner sponsor, promote, or distribute any new investment product or service substantially similar to the Fund, as such phrase is used in Section 3 of this Agreement, for the period that the Subadvisor is required to provide exclusive services to the Fund pursuant to Section 3 of this Agreement, without the prior written consent of the Advisor. In addition, the Subadvisor and any person or entity controlled by the Subadvisor will not in any manner sponsor, promote, or distribute any other mutual funds that compete with other Funds in the Strong Family of Funds for the period of this Agreement, without the prior written consent of the Advisor.

         5. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadvisor is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor.

         6. COMPENSATION. The Advisor shall pay to the Subadvisor a fee for its services hereunder ("Subadvisory Fee") computed as follows, based on the performance of the Fund:

                  (a) FEE RATE SCHEDULE.

                  ---------------------------------------------- --------------------------------------------
                  VARIANCE FROM RUSSELL 1000 VALUE INDEX         SUBADVISORY FEE AS A PERCENTAGE OF THE
                  ("BENCHMARK")                                  ADVISOR'S NET MANAGEMENT FEE
                  ---------------------------------------------- --------------------------------------------
                  2.00% or more below Benchmark                  10%
                  ---------------------------------------------- --------------------------------------------
                  Less than 2.00% below Benchmark but not        12%
                  equal to Benchmark
                  ---------------------------------------------- --------------------------------------------
                  At least equal to Benchmark but less than      16%
                  5.00% above Benchmark
                  ---------------------------------------------- --------------------------------------------
                  5.00% or more above Benchmark                  20%
                  ---------------------------------------------- --------------------------------------------

                           Subadvisor  acknowledges  and agrees that the Advisor
                  may waive all or any portion of its management fee at such times and for such periods of time as it determines in its sole and absolute discretion. In the event of a full waiver, the Subadvisory Fee shall be zero. In the event of a partial waiver, the Subadvisory Fee shall be reduced pro rata.

                           "Advisor's  net  management  fee"  shall  be the  net
                  advisory fee paid by the Fund to the Advisor less any amount the Advisor is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through the intermediaries.

                  (b) MOST FAVORED CLIENT COMPENSATION DISCLOSURE. In the event the Subadvisor charges any of its similarly situated advisory clients on a more favorable compensation basis, the Subadvisor shall immediately notify and fully disclose to the Advisor the nature and exact terms of such arrangement.

                  (c) METHOD OF COMPUTATION; PAYMENT. The Subadvisory Fee shall be paid monthly to the Subadvisor as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadvisor, but no later than ten (10) calendar days thereafter. The Subadvisor will be paid through the first eleven months by comparing the cumulative performance of the Fund under this Agreement against the cumulative performance of the Benchmark through the end of each calculation month. After the first twelve months of operation under this Agreement, the Advisor will pay the Subadvisor a fee based on the twelve-month performance of the fund the end of a given month compared against the twelve-month performance of the Benchmark for that same period.

         7. COMMISSIONS. The Advisor understands that the Subadvisor or an affiliate may, in the future, act as executing and clearing broker in connection with the transactions effected by the Fund and that the Subadvisor will be paid commissions by the Fund in connection therewith in accordance with all applicable laws, including, but not limited to Rule 17e-1 promulgated under the Investment Company Act. The Subadvisor shall provide advance notice to the Advisor prior to the first instance of the Subadvisor or an affiliate acting as such broker.

         8. EXPENSES. The Subadvisor shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.

         9.  REPRESENTATIONS  AND  WARRANTIES  OF  SUBADVISOR.   The  Subadvisor
represents and warrants to the Advisor and the Fund as follows:

                  (a) The Subadvisor is registered as an investment adviser under the Advisers Act;

                  (b)  The  Subadvisor  has  filed  or  will  file a  notice  of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), if applicable;

                  (c) The Subadvisor is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (d) The execution, delivery and performance by the Subadvisor of this Agreement are within the Subadvisor's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadvisor for the execution, delivery and performance by the Subadvisor of this
         Agreement, and the execution, delivery and performance by the Subadvisor of this Agreement do not contravene or constitute a default under (i) any provision of law, rule or regulation applicable to the Subadvisor, (ii) the Subadvisor's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadvisor;

                  (e) This Agreement is a valid and binding agreement of the Subadvisor;

                  (f) The Subadvisor and any affiliated person of the Subadvisor have not:

                           (i) Within 10 years from the date hereof been convicted of any felony or misdemeanor involving the purchase or sale of any securities or arising out of the conduct as an underwriter, broker, dealer, investment advisor, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA; or

                           (ii) By reason of any misconduct, been permanently or
                  temporarily enjoined by an order, judgment or decree of any court of competent jurisdiction or other governmental authority from acting as an underwriter, broker, dealer, investment advisor, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

                           (iii) Been a party to litigation or other adversarial
                  proceedings involving any former or current client that is material to the Subadvisor's business;

                  (g) The Form ADV of the Subadvisor attached hereto as Exhibit A is a true and complete copy of the form filed with the SEC and the information contained in the Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                  (h) The Subadvisor's audited financials dated December 31, 2002 attached hereto as Exhibit B is a true and complete copy of the Subadvisor's balance sheet, is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

         (i) The Subadvisor's Code of Ethics, attached hereto as Exhibit C has been duly adopted by the Subadvisor, meets the requirements of Rule 17j-1 under the Investment Company Act and such code has been complied with and no material violation has occurred.


         10. REPRESENTATIONS AND WARRANTIES OF ADVISOR. The Advisor represents and warrants to the Subadvisor as follows:

                  (a) The Advisor is registered as an investment adviser under the Advisers Act;

                  (b) The Advisor has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the NFA;

                  (c) The Advisor is a corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

                  (d) The execution, delivery and performance by the Advisor of this Agreement are within the Advisor's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Advisor for the execution, delivery and performance by the Advisor of this Agreement, and the execution, delivery and performance by the Advisor of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Advisor's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Advisor;

                  (e) This Agreement is a valid and binding agreement of the Advisor;

                  (f) The Advisor and any affiliated person of the Advisor have not:

                           (i) Within 10 years from the date hereof been convicted of any felony or misdemeanor involving the purchase or sale of any securities or arising out of the conduct as an underwriter, broker, dealer, investment advisor, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA; or

                           (ii) By reason of any misconduct, been permanently or
                  temporarily enjoined by an order, judgment or decree of any court of competent jurisdiction or other governmental authority from acting as an underwriter, broker, dealer, investment advisor, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

                           (iii) been a party to litigation or other adversarial
                  proceedings involving any former or current client that is material to the Advisor's business;

                  (g) The Form ADV of the Advisor attached hereto as Exhibit D is a true and complete copy of the form filed with the SEC and the information contained in the Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

                  (h) The Advisor acknowledges that it received a copy of the Subadvisor's Form ADV at least 48 hours prior to the execution of this Agreement.

         11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadvisor and the Advisor pursuant to Sections 9 and 10 of this Agreement shall survive for the duration of this Agreement and the parties to this Agreement shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, the Subadvisor will deliver to the Advisor and the Fund copies of any amendments, supplements or updates to any of the information provided to the Advisor and attached as exhibits hereto within fifteen (15) days after becoming available. Within forty-five (45) days after the end of each calendar year during the term hereof, the Subadvisor shall certify to the Advisor that it has complied with the requirements of Rule 17j-1 under the Investment Company Act with regard to its duties hereunder during the prior year and that there has been no violation of the Subadvisor's Code of Ethics with respect to the Fund or in respect of any matter or circumstance that is material to the performance of the Subadvisor's duties hereunder or, if such violation has occurred, that appropriate action was taken in response to such violation.

         12. LIABILITY AND INDEMNIFICATION.

                  (a) LIABILITY. In the absence of willful misfeasance, bad faith or negligence on the part of the Subadvisor or a breach of its duties under this Agreement, the Subadvisor shall not be subject to any liability to the Advisor or the Fund or any of the Fund's shareholders, and, in the absence of willful misfeasance, bad faith or negligence on the part of the Advisor or a breach of its duties hereunder, the Advisor shall not be subject to any liability to the Subadvisor, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; PROVIDED, HOWEVER, that nothing herein shall relieve the Advisor and the Subadvisor from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

                  (b) INDEMNIFICATION. The Subadvisor shall indemnify the Advisor and the Fund, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisor's willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Advisor shall indemnify the Subadvisor and its officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Advisor's willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

         13. DURATION AND TERMINATION.

                  (a) DURATION. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by either (i) the Board of Directors of the Fund, or
         (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's directors who are not parties to this Agreement or "interested persons" of any such party (as defined in the Investment Company Act), cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Subadvisor shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

                  (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                           (i) By vote of a majority  of the Board of  Directors
                  of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Advisor, in each case, upon sixty (60) days' written notice to the Subadvisor;

                           (ii) By the Advisor upon breach by the  Subadvisor of
                  any representation or warranty contained in Section 9 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

                           (iii) By the Advisor  immediately upon written notice
                  to  the  Subadvisor  if  the  Subadvisor   becomes  unable  to
                  discharge its duties and obligations under this Agreement; or

                           (iv) By the  Subadvisor  upon 180 days written notice
                  to the Advisor and the Fund.

         This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

         14. DUTIES OF THE ADVISOR. The Advisor shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadvisor's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Advisor or Subadvisor to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

         15. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. If such amendment is proposed in order to comply with the recommendations or requirements of the SEC or state regulatory bodies or other governmental authority, or to expressly obtain any advantage under federal or state or non-U.S. laws, the Advisor shall notify the Subadvisor of the form of amendment which it deems necessary or advisable and the related reasons, and if the Subadvisor declines to assent to such amendment, the Advisor may terminate this Agreement forthwith.

         16. CONFIDENTIALITY. Subject to the duties of the Advisor, the Fund and the Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadvisor, the Advisor, and the Fund as they relate to the Fund.

         17. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                              (a) If to the Advisor:

                                       Strong Capital Management, Inc.
                                       Attention: Legal Department
                                       100 Heritage Reserve
                                       Menomonee Falls, Wisconsin 53051
                                       Facsimile: (414) 359-3948


                              (b) If to the Subadvisor:

                                       Matrix Asset Advisors, Inc.
                                       Attention: Douglas S. Altabef
                                       747 Third Avenue, 31st Floor
                                       New York, NY 10017
                                       Facsimile: (212) 486-1882

                                       With a copy to:

                                       Paul, Hastings, Janofsky and Walker LLP
                                       Attention: Michael Glazer
                                       515 South Flower Street, 25th Floor
                                       Los Angeles, CA 90071
                                       Facsimile: (213) 627-0705

                              (c) If to the Fund:

                                       Strong Advisor U. S. Value Fund
                                       Attention: Legal Department
                                       100 Heritage Reserve
                                       Menomonee Falls, Wisconsin 53051
                                       Facsimile: (414) 359-3948

         18. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin and the Subadvisor consents to the exclusive jurisdiction of courts, both federal and state, and venue in Wisconsin, with respect to any dispute arising under or in connection with this Agreement.

         19.  COUNTERPARTS.  This  Agreement  may be  executed  in  one or  more
counterparts,   all  of  which  shall  together  constitute  one  and  the  same instrument.

         20. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         21. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         22. CERTAIN DEFINITIONS.

                  (a) "BUSINESS DAY." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

                  (b) MISCELLANEOUS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the SEC validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                          STRONG CAPITAL MANAGEMENT, INC.


                          By:
                          -----------------------------------------------------
                          Name:
                          Title:
                          Attest:
                          -----------------------------------------------------
                          Name:
                          Title:


                          MATRIX ASSET ADVISORS, INC.

                          By:
                          -----------------------------------------------------
                          Name:
                          Title:

                          Attest:
                          -----------------------------------------------------
                          Name:
                          Title:

VOTE BY TOUCH-TONE PHONE OR THROUGH THE INTERNET
CALL TOLL-FREE: 1-888-221-0697 OR VISIT HTTP://PROXY.STRONG.COM

                         STRONG ADVISOR U.S. VALUE FUND

                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies and constitutes and appoints Richard W. Smirl and Christopher O. Petersen as proxies, each with power to act without the other, and with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Strong Advisor U. S. Value Fund ("Fund"), a series of Strong Conservative Equity Funds, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Special Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on October 31, 2003, at 9:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement dated September 15, 2003, receipt of which is hereby acknowledged.

DATE: _________________________, 2003

NOTE: Please sign exactly as your name(s) appears on this Proxy Card. If joint owners, EITHER owner may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------
Signature(s) (Title(s), if applicable)

-------------------------------------------------------------------------------

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                    WE NEED YOUR VOTE BEFORE OCTOBER 31, 2003



PLEASE, your vote is important and as a shareholder, you are asked to be at the Special Meeting either in person or by proxy. Even if you are able to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number at 1-888-221-0697, or (3) voting on the Strong web site at http://proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Special Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-888-221-0697, of such revocation at any time before the Meeting.

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                             THANK YOU FOR YOUR TIME

                 PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

-------------------------------------------------------------------------------
This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED IN FAVOR OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. Please indicate by filling in the appropriate box below.


1.       To approve an investment          FOR [ ]   AGAINST [ ]    ABSTAIN [ ]
         subadvisory agreement between
         Strong Capital Management, Inc.
         and Matrix Asset Advisors, Inc.

2. To vote upon any other matters which may properly come before the meeting.

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               TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD